Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 3Q24 GAAP and Core EPS of $0.30 and $0.26, Respectively; Net Interest Income and NIM Increased QoQ

“Our third quarter had several positive trends that demonstrate our commitment to improve profitability over the long term.  GAAP and Core EPS were $0.30 and $0.26, respectively, the best quarter in the past seven, including non-recurring items.  GAAP and Core NIM increased by 5 and 4 bps QoQ to 2.10% and 2.07%, respectively, as the cost of funds peaked in July decreasing in August and September.  As a result, NIM bottomed in July then increased in August and September.  Credit quality remains solid with a sequential decline in NPAs and criticized and classified assets. Our underwriting remains very strong with a weighted average DCR of 1.9x for our multifamily and CRE portfolios and only 0.5% of exposure to Manhattan office buildings. The Company has $3.9 billion of unused lines of credit available as of September 30, 2024. Average total deposits increased 9% YoY and 4% QoQ. The Company and the Bank remain well capitalized under regulatory standards. Year to date, GAAP and Core noninterest expense growth was approximately 6%, which includes investments in the business including new employees and branches that should enhance our long term profitability over time. While there is more work to do, we are pleased with the direction and execution on our areas of focus.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., October 24, 2024 – Period End Loans and Average Total Deposits Increase QoQ. Third quarter 2024 GAAP and Core EPS were $0.30 and $0.26, compared to $0.26, and $0.25, respectively, a year ago. Insurance recoveries, discrete income tax items, and other events added $0.05 per share to 3Q24 EPS, while net interest recoveries on delinquent loans added another $0.03 per share. 3Q24 GAAP and Core NIM were 2.10% and 2.07%, up 5 bps and 4 bps QoQ, respectively. Average total deposits increased 9.4% YoY and 3.7% QoQ, while period end net loans increased 0.6% QoQ, but declined 1.2% YoY. This was the first QoQ increase in net loans since 4Q23 (0.1%).

Strong Credit Quality: Capital Remains Solid. Credit quality metrics were at favorable levels with criticized and classified loans to gross loans of 100 bps (down 13 bps QoQ), nonperforming assets to total assets of 59 bps (down 2 bps QoQ), and year to date net charge-offs of 6 bps. Capital continues to be sound with TCE/TA1 of 7.00% at 3Q24.

Key Financial Metrics[2]

	3Q24	2Q24	1Q24	4Q23	3Q23	9M24	9M23
GAAP:
EPS	$0.30	$0.18	$0.12	$0.27	$0.26	$0.60	$0.69
ROAA (%)	0.39	0.24	0.17	0.38	0.37	0.27	0.32
ROAE (%)	5.30	3.19	2.20	4.84	4.64	3.57	4.05
NIM FTE[3] (%)	2.10	2.05	2.06	2.29	2.22	2.07	2.22
Core:
EPS	$0.26	$0.18	$0.14	$0.25	$0.25	$0.59	$0.58
ROAA (%)	0.34	0.25	0.20	0.35	0.36	0.26	0.27
ROAE (%)	4.59	3.27	2.58	4.51	4.49	3.48	3.42
Core NIM FTE (%)	2.07	2.03	2.06	2.31	2.13	2.05	2.18
Credit Quality:
NPAs/Loans & OREO (%)	0.81	0.82	0.68	0.67	0.56	0.81	0.56
ACLs/Loans (%)	0.59	0.61	0.60	0.58	0.57	0.59	0.57
ACLs/NPLs (%)	117.75	120.58	164.13	159.55	225.38	117.75	225.38
NCOs/Avg Loans (%)	0.18	(0.01)	-	-	-	0.06	0.21
Balance Sheet:
Avg Loans ($B)	$6.7	$6.7	$6.8	$6.9	$6.8	$6.8	$6.8
Avg Dep ($B)	$7.5	$7.2	$7.1	$6.9	$6.8	$7.2	$6.8
Book Value/Share	$22.94	$22.89	$23.04	$23.21	$23.06	$22.94	$23.06
Tangible BV/Share	$22.29	$22.24	$22.39	$22.54	$22.39	$22.29	$22.39
TCE/TA (%)	7.00	7.12	7.40	7.64	7.56	7.00	7.56

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

3Q24 Highlights
●
Net interest margin FTE decreased 12 bps YoY and increased 5 bps QoQ to 2.10%; Core net interest margin FTE decreased 6 bps YoY, but increased 4 bps QoQ to 2.07%; Net reversals and recovered interest from delinquent loans totaled $1.1 million and added 5 bps to the GAAP and Core NIM in 3Q24; After bottoming in July, the NIM expanded in both August and September
●
Average total deposits increased 9.4% YoY and 3.7% QoQ to $7.5 billion; Average noninterest bearing deposits declined 0.7% YoY but increased 2.7% QoQ and totaled 11.3% of total average deposits compared to 12.5% in 3Q23 and 11.4% in 2Q24. Average CDs were $2.9 billion, up 25.9% YoY and 18.1% QoQ
●
Period end net loans decreased 1.2% YoY, but increased 0.6% QoQ to $6.8 billion; Loan closings were $217.1 million, down 10.1% YoY, but up 72.3% QoQ; The yields on closings increased 3 bps YoY, but decreased 26 bps QoQ to 7.51%; Back-to-back swap loan originations were $38.5 million compared to $27.4 million in 2Q24 and generated $0.6 million and $0.5 million of noninterest income, respectively; Loan pipeline decreased 19.4% YoY and 10.6% QoQ to $293.0 million; Approximately 20% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $54.9 million (59 bps of assets) in 3Q24 compared to $38.4 million (45 bps) a year ago and $55.8 million (61 bps) in the prior quarter
●
Year to date noninterest expense growth was 6.3%, while core noninterest expense growth was 5.9%; The Company remains on target to have core noninterest expense growth of mid-single digits for 2024
●
Provision for credit losses was $1.7 million in 3Q24 compared to $0.6 million in 3Q23 and $0.8 million in 2Q24; Net charge-offs (recoveries) were $3.0 million in 3Q24 compared to $(42,000) in 3Q23 and $(92,000) in 2Q24
●
Tangible Common Equity to Tangible Assets was 7.00% at September 30, 2024, compared to 7.12% at June 30, 2024; Tangible book value per share was $22.29 compared to $22.39 a year ago

Areas of Focus
Increase NIM and Reduce Volatility
●
GAAP and Core NIM increased by 5 bps and 4 bps QoQ, respectively, in 3Q24; Net reversals and recovered interest from delinquent loans added 5 bps to the GAAP and Core NIM in 3Q24
●
Approximately 26% of the loan portfolio consists of floating rate loans (including hedges)
●
Average noninterest bearing deposits increased 2.7% QoQ and accounted for 11.3% of average total deposits

Maintain Credit Discipline
●
Approximately 90% of the loan portfolio is collateralized by real estate with an average loan to value of less than 36%
●
Weighted average debt service coverage ratio is approximately 1.9x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 1.00% of gross loans
●
Manhattan office buildings exposure is minimal at 0.5% of gross loans

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $3.9 billion of undrawn lines and resources as of September 30, 2024
●
Uninsured and uncollateralized deposits were 15% of total deposits, while uninsured deposits were 31% of total deposits
●
Total average deposits increased 9.4% YoY and 3.7% QoQ
●
Tangible Common Equity to Tangible Assets was 7.00% at September 30, 2024, down 12 bps QoQ; Leverage ratio was 7.91% at September 30, 2024, compared to 8.18% at June 30, 2024

Bend the Expense Curve
●
GAAP noninterest expense to average assets was 1.68% in 3Q24 compared to 1.71% in 3Q23 and 1.77% in 2Q24
●
GAAP and Core noninterest expense growth was 6.3% and 6.4% YoY in 3Q24, respectively, and 6.3% and 5.9% year to date, as investments were made to improve long term profitability

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	3Q24	2Q24	1Q24	4Q23	3Q23	Change	Change

Net Interest Income	$45,603	$42,776	$42,397	$46,085	$44,427	2.6%	6.6%
Provision for Credit Losses	1,727	809	592	998	596	189.8	113.5
Noninterest Income	6,277	4,216	3,084	7,402	3,309	89.7	48.9
Noninterest Expense	38,696	39,047	39,892	40,735	36,388	6.3	(0.9)
Income Before Income Taxes	11,457	7,136	4,997	11,754	10,752	6.6	60.6
Provision for Income Taxes	2,551	1,814	1,313	3,655	2,917	(12.5)	40.6
Net Income	$8,906	$5,322	$3,684	$8,099	$7,835	13.7	67.3
Diluted EPS	$0.30	$0.18	$0.12	$0.27	$0.26	15.4	66.7
Avg. Diluted Shares (000s)	29,742	29,789	29,742	29,650	29,703	0.1	(0.2)

Core Net Income[1]	$7,723	$5,456	$4,312	$7,546	$7,571	2.0	41.6
Core EPS[1]	$0.26	$0.18	$0.14	$0.25	$0.25	4.0	44.4

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.10% decreased 12 bps YoY, but increased 5 bps QoQ
●	Prepayment penalty income, customer swap termination fees, net reversals and recoveries of interest from delinquent loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.4 million (11 bps to NIM) in 3Q24, compared to $0.7 million (3 bps to NIM) in 2Q24, $1.0 million (5 bps to NIM) in 1Q24, $3.0 million (15 bps to NIM) in 4Q23, and $2.6 million (13 bps to NIM) in 3Q23
●	Excluding the items in the previous bullet, the net interest margin was 1.99% in 3Q24, compared to 2.02% in 2Q24, 2.01% in 1Q24, 2.14% in 4Q23, and 2.09% in 3Q23

The provision for credit losses increased YoY and QoQ.

●	Net charge-offs (recoveries) were $3.0 million (18 bps of average loans) in 3Q24 compared to $(92,000) ((1) bp of average loans) in 2Q24, $4,000 (less than 1 bp of average loans) in 1Q24, $60,000 in 4Q23 (less than 1 bp of average loans), and $(42,000) in 3Q23 (less than (1) bp of average loans)

Noninterest income increased YoY and QoQ.

●	Back-to-back swap loan closings of $38.5 million in 3Q24 (compared to $120.5 million in 3Q23 and $27.4 million in 2Q24) generated $0.6 million of fee income (compared to $1.6 million of fee income in 3Q23 and $0.5 million in 2Q24)
●	Net gains (losses) from fair value adjustments were $1.0 million ($0.03 per share, net of tax) in 3Q24, $0.1 million in 2Q24 (less than $0.01 per share, net of tax), $(0.8) million in 1Q24 ($(0.02) per share, net of tax), $0.9 million in 4Q23 ($0.02 per share, net of tax), and $(1.2) million in 3Q23 ($(0.03) per share, net of tax)
●	Gain on life insurance proceeds were $1,000 in 3Q24 (less than $0.01 per share), $0.7 million in 4Q23 ($0.02 per share) and $23,000 in 3Q23 (less than $0.01 per share)
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $5.3 million in 3Q24, up 17.0% YoY and 27.5% QoQ, and includes approximately $0.8 million of insurance recoveries and other items that are not expected to recur (included in other income)

Noninterest expense increased YoY but declined QoQ.

●	Excluding the effects of immaterial adjustments, core noninterest expenses were $38.6 million in 3Q24, up 6.4% YoY and 0.4% QoQ; YoY increases primarily relate to business investments in staff and branches and deposit insurance premiums
●	GAAP noninterest expense to average assets was 1.68% in 3Q24, 1.77% in 2Q24, 1.83% in 1Q24, 1.90% in 4Q23, and 1.71% in 3Q23

Provision for income taxes decreased YoY but increased QoQ.

●	The effective tax rate was 22.3% in 3Q24, 25.4% in 2Q24, 26.3% in 1Q24, 31.1% in 4Q23, and 27.1% in 3Q23
●	The effective tax rate in 3Q24 includes approximately $0.5 million of discrete tax benefits that are not expected to repeat

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	3Q24	2Q24	1Q24	4Q23	3Q23	Change		Change
Averages ($MM)
Loans	$6,737	$6,748	$6,804	$6,868	$6,813	(1.1)%		(0.2)%
Total Deposits	7,464	7,196	7,081	6,884	6,819	9.5		3.7

Credit Quality ($000s)
Nonperforming Loans	$34,261	$34,540	$24,829	$25,172	$17,405	96.8%		(0.8)%
Nonperforming Assets	54,888	55,832	46,254	46,153	38,386	43.0		(1.7)
Criticized and Classified Loans	68,338	76,485	59,021	76,719	74,169	(7.9)		(10.7)
Criticized and Classified Assets	88,965	97,777	80,446	97,700	95,150	(6.5)		(9.0)
Allowance for Credit Losses/Loans (%)	0.59	0.61	0.60	0.58	0.57	2	bps	(2)	bp

Capital
Book Value/Share	$22.94	$22.89	$23.04	$23.21	$23.06	(0.5)%		0.2%
Tangible Book Value/Share	22.29	22.24	22.39	22.54	22.39	(0.4)		0.2
Tang. Common Equity/Tang. Assets (%)	7.00	7.12	7.40	7.64	7.56	(56)	bps	(12)	bps
Leverage Ratio (%)	7.91	8.18	8.32	8.47	8.51	(60)		(27)

Average loans decreased slightly YoY and QoQ.

●	Period end net loans totaled $6.8 billion, down 1.2% YoY, but up 0.6% QoQ
●	Total loan closings were $217.1 million in 3Q24, $126.0 million in 2Q24, $130.0 million in 1Q24, $244.3 million in 4Q23, and $241.5 million in 3Q23; the loan pipeline was $293.0 million at September 30, 2024, down 19.4% YoY and 10.6% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of <36%
●	Manhattan office buildings exposure is minimal at 0.5% of gross loans

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits decreased 0.7% YoY, but increased 2.7% QoQ and comprised 11.3% of average total deposits in 3Q24 compared to 12.5% a year ago
●	Average CDs totaled $2.9 billion, up 25.9% YoY and 18.1% QoQ; approximately $647.2 million of retail CDs are due to mature at an average rate of 4.96% in 4Q24

Credit Quality: Nonperforming loans increased YoY but decreased QoQ.

●	Nonperforming loans were 50 bps of loans in 3Q24 compared to 25 bps in 3Q23 and 51 bps in 2Q24
●	Criticized and classified loans were 100 bps of gross loans at 3Q24 compared to 113 bps at 2Q24, 87 bps at 1Q24, 111 bps at 4Q23, and 108 bps at 3Q23
●	Allowance for credit losses were 117.7% of nonperforming loans at 3Q24 compared to 225.4% at 3Q23 and 120.6% at 2Q24

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 0.5% and 0.4% YoY to $22.94 and $22.29, respectively.

●	The Company paid a dividend of $0.22 per share in 3Q24; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.00% at September 30, 2024 compared to 7.56% at September 30, 2023, and 7.12% at June 30, 2024

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Friday, October 25, 2024, at 11:00 AM (ET) to discuss the Company’s third quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=DyENTTHR
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 3119962
●	The conference call will be simultaneously webcast and archived

Fourth Quarter and Full Year 2024 Earnings Release Date:

The Company plans to release Fourth Quarter and Full Year 2024 financial results after the market close on January 28, 2025, followed by a conference call at 9:30 AM (ET) on January 29, 2025.

A detailed announcement will be issued prior to the fourth quarter’s close confirming the date and the time of the earning release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands, except per share data)	2024		2024		2024		2023		2023		2024		2023
Performance Ratios (1)
Return on average assets	0.39%		0.24%		0.17%		0.38%		0.37%		0.27%		0.32%
Return on average equity	5.30		3.19		2.20		4.84		4.64		3.57		4.05
Yield on average interest-earning assets (2)	5.63		5.43		5.32		5.39		5.19		5.46		4.88
Cost of average interest-bearing liabilities	4.10		3.95		3.83		3.68		3.52		3.96		3.16
Cost of funds	3.69		3.54		3.42		3.26		3.13		3.55		2.80
Net interest rate spread during period (2)	1.53		1.48		1.49		1.71		1.67		1.50		1.72
Net interest margin (2)	2.10		2.05		2.06		2.29		2.22		2.07		2.22
Noninterest expense to average assets	1.68		1.77		1.83		1.90		1.71		1.76		1.74
Efficiency ratio (3)	77.20		82.57		86.07		76.69		76.76		81.81		76.73
Average interest-earning assets to average interest-bearing liabilities	1.16	X	1.17	X	1.17	X	1.19	X	1.18	X	1.17	X	1.19	X

Average Balances
Total loans, net	$6,737,261		$6,748,140		$6,804,117		$6,867,927		$6,813,019		$6,763,078		$6,837,740
Total interest-earning assets	8,709,671		8,354,994		8,235,160		8,076,991		8,023,237		8,434,283		8,005,866
Total assets	9,203,884		8,830,665		8,707,505		8,569,002		8,505,346		8,915,076		8,478,837
Total deposits	7,463,783		7,195,940		7,081,498		6,884,037		6,819,397		7,247,863		6,843,200
Total interest-bearing liabilities	7,504,517		7,140,068		7,014,927		6,813,909		6,771,860		7,220,876		6,744,342
Stockholders' equity	672,762		667,557		669,185		669,819		675,041		669,845		676,949

Per Share Data
Book value per common share (4)	$22.94		$22.89		$23.04		$23.21		$23.06		$22.94		$23.06
Tangible book value per common share (5)	$22.29		$22.24		$22.39		$22.54		$22.39		$22.29		$22.39

Stockholders' Equity
Stockholders' equity	$666,891		$665,322		$669,827		$669,837		$666,521		$666,891		$666,521
Tangible stockholders' equity	648,035		646,364		650,763		650,664		647,234		648,035		647,234

Consolidated Regulatory Capital Ratios
Tier 1 capital	$735,984		$733,308		$734,192		$737,732		$736,744		$735,984		$736,744
Common equity Tier 1 capital	689,902		686,630		687,458		691,754		690,294		689,902		690,294
Total risk-based capital	967,242		965,819		965,796		967,627		965,532		967,242		965,532
Risk Weighted Assets	6,790,253		6,718,568		6,664,496		6,750,301		6,804,478		6,790,253		6,804,478

Tier 1 leverage capital (well capitalized = 5%)	7.91%		8.18%		8.32%		8.47%		8.51%		7.91%		8.51%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.16		10.22		10.32		10.25		10.14		10.16		10.14
Tier 1 risk-based capital (well capitalized = 8.0%)	10.84		10.91		11.02		10.93		10.83		10.84		10.83
Total risk-based capital (well capitalized = 10.0%)	14.24		14.38		14.49		14.33		14.19		14.24		14.19

Capital Ratios
Average equity to average assets	7.31%		7.56%		7.69%		7.82%		7.94%		7.51%		7.98%
Equity to total assets	7.19		7.31		7.61		7.85		7.77		7.19		7.77
Tangible common equity to tangible assets (6)	7.00		7.12		7.40		7.64		7.56		7.00		7.56

Asset Quality
Nonaccrual loans	$34,261		$34,540		$24,829		$23,709		$17,405		$34,261		$17,405
Nonperforming loans	34,261		34,540		24,829		25,172		17,405		34,261		17,405
Nonperforming assets	54,888		55,832		46,254		46,153		38,386		54,888		38,386
Net charge-offs (recoveries)	3,036		(92)		4		60		(42)		2,948		8,903

Asset Quality Ratios
Nonperforming loans to gross loans	0.50%		0.51%		0.36%		0.36%		0.25%		0.50%		0.25%
Nonperforming assets to total assets	0.59		0.61		0.53		0.54		0.45		0.59		0.45
Allowance for credit losses to gross loans	0.59		0.61		0.60		0.58		0.57		0.59		0.57
Allowance for credit losses to nonperforming assets	73.50		74.60		88.10		87.02		102.19		73.50		102.19
Allowance for credit losses to nonperforming loans	117.75		120.58		164.13		159.55		225.38		117.75		225.38
Net charge-offs (recoveries) to average loans	0.18		(0.01)		—		—		—		0.06		0.17

Full-service customer facilities	28		27		27		27		27		28		27

(footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands, except per share data)	2024	2024	2024	2023	2023	2024	2023
Interest and Dividend Income
Interest and fees on loans	$95,780	$92,728	$92,959	$95,616	$91,466	$281,467	$259,732
Interest and dividends on securities:
Interest	24,215	18,209	12,541	10,803	10,383	54,965	26,795
Dividends	33	33	33	34	33	99	92
Other interest income	2,565	2,260	3,966	2,310	2,154	8,791	6,095
Total interest and dividend income	122,593	113,230	109,499	108,763	104,036	345,322	292,714

Interest Expense
Deposits	66,150	60,893	57,865	53,284	50,066	184,908	135,371
Other interest expense	10,840	9,561	9,237	9,394	9,543	29,638	24,276
Total interest expense	76,990	70,454	67,102	62,678	59,609	214,546	159,647

Net Interest Income	45,603	42,776	42,397	46,085	44,427	130,776	133,067
Provision for credit losses	1,727	809	592	998	596	3,128	9,520
Net Interest Income After Provision for Credit Losses	43,876	41,967	41,805	45,087	43,831	127,648	123,547

Noninterest Income
Banking services fee income	1,790	1,583	1,394	2,824	2,636	4,767	5,827
Net gain on sale of loans	137	26	110	—	—	273	108
Net gain (loss) from fair value adjustments	974	57	(834)	906	(1,246)	197	1,667
Federal Home Loan Bank of New York stock dividends	624	669	743	658	624	2,036	1,855
Life insurance proceeds	1	—	—	697	23	1	584
Bank owned life insurance	1,260	1,223	1,200	1,173	1,157	3,683	3,400
Other income	1,491	658	471	1,144	115	2,620	1,745
Total noninterest income	6,277	4,216	3,084	7,402	3,309	13,577	15,186

Noninterest Expense
Salaries and employee benefits	22,216	21,723	22,113	23,359	20,346	66,052	62,598
Occupancy and equipment	3,745	3,713	3,779	3,698	3,371	11,237	10,698
Professional services	2,752	2,786	2,792	2,523	2,494	8,330	7,046
FDIC deposit insurance	1,318	1,322	1,652	1,162	912	4,292	2,832
Data processing	1,681	1,785	1,727	1,646	1,422	5,193	4,330
Depreciation and amortization	1,436	1,425	1,457	1,491	1,482	4,318	4,474
Other real estate owned/foreclosure expense	135	125	145	105	185	405	500
Gain on sale of other real estate owned	(174)	—	—	—	—	(174)	—
Other operating expenses	5,587	6,168	6,227	6,751	6,176	17,982	18,176
Total noninterest expense	38,696	39,047	39,892	40,735	36,388	117,635	110,654

Income Before Provision for Income Taxes	11,457	7,136	4,997	11,754	10,752	23,590	28,079

Provision for income taxes	2,551	1,814	1,313	3,655	2,917	5,678	7,514

Net Income	$8,906	$5,322	$3,684	$8,099	$7,835	$17,912	$20,565

Basic earnings per common share	$0.30	$0.18	$0.12	$0.27	$0.26	$0.60	$0.69
Diluted earnings per common share	$0.30	$0.18	$0.12	$0.27	$0.26	$0.60	$0.69
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66

Basic average shares	29,742	29,789	29,742	29,650	29,703	29,758	30,017
Diluted average shares	29,742	29,789	29,742	29,650	29,703	29,758	30,017

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023
ASSETS
Cash and due from banks	$267,643	$156,913	$210,723	$172,157	$200,926
Securities held-to-maturity:
Mortgage-backed securities	7,841	7,846	7,850	7,855	7,860
Other securities, net	63,859	64,166	64,612	65,068	65,271
Securities available for sale:
Mortgage-backed securities	926,731	869,494	509,527	354,344	337,879
Other securities	687,518	679,117	667,156	520,409	505,784
Loans	6,818,328	6,777,026	6,821,943	6,906,950	6,896,074
Allowance for credit losses	(40,342)	(41,648)	(40,752)	(40,161)	(39,228)
Net loans	6,777,986	6,735,378	6,781,191	6,866,789	6,856,846
Interest and dividends receivable	64,369	62,752	61,449	59,018	55,660
Bank premises and equipment, net	18,544	19,426	20,102	21,273	21,302
Federal Home Loan Bank of New York stock	32,745	46,331	24,845	31,066	43,821
Bank owned life insurance	217,200	215,940	214,718	213,518	214,321
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,220	1,322	1,428	1,537	1,651
Right of use asset	44,787	46,636	37,631	39,557	41,404
Other assets	152,807	174,283	188,457	167,009	209,014
Total assets	$9,280,886	$9,097,240	$8,807,325	$8,537,236	$8,579,375

LIABILITIES
Total deposits	$7,572,395	$6,906,863	$7,253,207	$6,815,261	$6,681,509
Borrowed funds	846,123	1,316,565	671,474	841,281	1,001,010
Operating lease liability	45,437	47,485	38,674	40,822	43,067
Other liabilities	150,040	161,005	174,143	170,035	187,268
Total liabilities	8,613,995	8,431,918	8,137,498	7,867,399	7,912,854

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	261,274	260,585	260,413	264,534	264,486
Treasury stock	(101,633)	(101,633)	(101,641)	(106,070)	(105,433)
Retained earnings	547,708	545,345	546,530	549,683	548,058
Accumulated other comprehensive loss, net of taxes	(40,799)	(39,316)	(35,816)	(38,651)	(40,931)
Total stockholders' equity	666,891	665,322	669,827	669,837	666,521

Total liabilities and stockholders' equity	$9,280,886	$9,097,240	$8,807,325	$8,537,236	$8,579,375

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,069	29,069	29,069	28,866	28,905
Treasury shares	5,019	5,019	5,019	5,222	5,183

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2024	2024	2024	2023	2023	2024	2023
Interest-earning Assets:
Mortgage loans, net	$5,337,170	$5,338,614	$5,353,606	$5,356,112	$5,314,215	$5,343,108	$5,318,616
Commercial Business loans, net	1,400,091	1,409,526	1,450,511	1,511,815	1,498,804	1,419,970	1,519,124
Total loans, net	6,737,261	6,748,140	6,804,117	6,867,927	6,813,019	6,763,078	6,837,740
Taxable securities:
Mortgage-backed securities	984,383	691,802	462,934	426,612	436,181	714,030	447,491
Other securities, net	714,161	663,975	590,204	527,316	528,091	656,325	470,898
Total taxable securities	1,698,544	1,355,777	1,053,138	953,928	964,272	1,370,355	918,389
Tax-exempt securities:
Other securities	65,070	65,451	65,939	66,242	66,438	65,485	66,631
Total tax-exempt securities	65,070	65,451	65,939	66,242	66,438	65,485	66,631
Interest-earning deposits and federal funds sold	208,796	185,626	311,966	188,894	179,508	235,365	183,106
Total interest-earning assets	8,709,671	8,354,994	8,235,160	8,076,991	8,023,237	8,434,283	8,005,866
Other assets	494,213	475,671	472,345	492,011	482,109	480,793	472,971
Total assets	$9,203,884	$8,830,665	$8,707,505	$8,569,002	$8,505,346	$8,915,076	$8,478,837

Interest-bearing Liabilities:
Deposits:
Savings accounts	$102,196	$103,335	$106,212	$110,316	$115,437	$103,908	$124,736
NOW accounts	1,886,387	2,017,085	1,935,250	1,848,285	1,907,781	1,946,022	1,968,199
Money market accounts	1,673,499	1,714,085	1,725,714	1,625,453	1,584,308	1,704,320	1,797,398
Certificate of deposit accounts	2,884,280	2,443,047	2,406,283	2,340,115	2,290,669	2,578,988	2,007,954
Total due to depositors	6,546,362	6,277,552	6,173,459	5,924,169	5,898,195	6,333,238	5,898,287
Mortgagors' escrow accounts	71,965	95,532	73,822	86,592	69,525	80,408	79,136
Total interest-bearing deposits	6,618,327	6,373,084	6,247,281	6,010,761	5,967,720	6,413,646	5,977,423
Borrowings	886,190	766,984	767,646	803,148	804,140	807,230	766,919
Total interest-bearing liabilities	7,504,517	7,140,068	7,014,927	6,813,909	6,771,860	7,220,876	6,744,342
Noninterest-bearing demand deposits	845,456	822,856	834,217	873,276	851,677	834,217	865,777
Other liabilities	181,149	200,184	189,176	211,998	206,768	190,138	191,769
Total liabilities	8,531,122	8,163,108	8,038,320	7,899,183	7,830,305	8,245,231	7,801,888
Equity	672,762	667,557	669,185	669,819	675,041	669,845	676,949
Total liabilities and equity	$9,203,884	$8,830,665	$8,707,505	$8,569,002	$8,505,346	$8,915,076	$8,478,837

Net interest-earning assets	$1,205,154	$1,214,926	$1,220,233	$1,263,082	$1,251,377	$1,213,407	$1,261,524

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands)	2024		2024		2024		2023		2023		2024		2023
Interest Income:
Mortgage loans, net	$74,645		$71,968		$71,572		$72,505		$68,931		$218,185		$194,673
Commercial Business loans, net	21,135		20,760		21,387		23,111		22,535		63,282		65,059
Total loans, net	95,780		92,728		92,959		95,616		91,466		281,467		259,732
Taxable securities:
Mortgage-backed securities	12,443		7,462		3,696		3,217		3,031		23,601		8,288
Other securities	11,431		10,408		8,504		7,239		7,003		30,343		17,461
Total taxable securities	23,874		17,870		12,200		10,456		10,034		53,944		25,749
Tax-exempt securities:
Other securities	474		470		474		482		484		1,418		1,441
Total tax-exempt securities	474		470		474		482		484		1,418		1,441
Interest-earning deposits and federal funds sold	2,565		2,260		3,966		2,310		2,154		8,791		6,095
Total interest-earning assets	122,693		113,328		109,599		108,864		104,138		345,620		293,017
Interest Expense:
Deposits:
Savings accounts	$122		$115		$122		$124		$130		$359		$396
NOW accounts	18,795		20,007		18,491		17,411		16,843		57,293		46,780
Money market accounts	17,485		17,326		17,272		15,785		14,386		52,083		43,113
Certificate of deposit accounts	29,676		23,383		21,918		19,917		18,639		74,977		44,927
Total due to depositors	66,078		60,831		57,803		53,237		49,998		184,712		135,216
Mortgagors' escrow accounts	72		62		62		47		68		196		155
Total interest-bearing deposits	66,150		60,893		57,865		53,284		50,066		184,908		135,371
Borrowings	10,840		9,561		9,237		9,394		9,543		29,638		24,276
Total interest-bearing liabilities	76,990		70,454		67,102		62,678		59,609		214,546		159,647
Net interest income- tax equivalent	$45,703		$42,874		$42,497		$46,186		$44,529		$131,074		$133,370
Included in net interest income above:
Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and customer swap terminations fees	$1,647		$369		$928		$3,416		$857		$2,944		$1,852
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	554		177		(187)		(872)		1,348		544		1,243
Purchase accounting adjustments	155		182		271		461		347		608		993
Interest-earning Assets Yields:
Mortgage loans, net	5.59%		5.39%		5.35%		5.41%		5.19%		5.44%		4.88%
Commercial Business loans, net	6.04		5.89		5.90		6.11		6.01		5.94		5.71
Total loans, net	5.69		5.50		5.46		5.57		5.37		5.55		5.06
Taxable securities:
Mortgage-backed securities	5.06		4.31		3.19		3.02		2.78		4.41		2.47
Other securities	6.40		6.27		5.76		5.49		5.30		6.16		4.94
Total taxable securities	5.62		5.27		4.63		4.38		4.16		5.25		3.74
Tax-exempt securities: (1)
Other securities	2.91		2.87		2.88		2.91		2.91		2.89		2.88
Total tax-exempt securities	2.91		2.87		2.88		2.91		2.91		2.89		2.88
Interest-earning deposits and federal funds sold	4.91		4.87		5.09		4.89		4.80		4.98		4.44
Total interest-earning assets (1)	5.63%		5.43%		5.32%		5.39%		5.19%		5.46%		4.88%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.48%		0.45%		0.46%		0.45%		0.45%		0.46%		0.42%
NOW accounts	3.99		3.97		3.82		3.77		3.53		3.93		3.17
Money market accounts	4.18		4.04		4.00		3.88		3.63		4.07		3.20
Certificate of deposit accounts	4.12		3.83		3.64		3.40		3.25		3.88		2.98
Total due to depositors	4.04		3.88		3.75		3.59		3.39		3.89		3.06
Mortgagors' escrow accounts	0.40		0.26		0.34		0.22		0.39		0.33		0.26
Total interest-bearing deposits	4.00		3.82		3.70		3.55		3.36		3.84		3.02
Borrowings	4.89		4.99		4.81		4.68		4.75		4.90		4.22
Total interest-bearing liabilities	4.10%		3.95%		3.83%		3.68%		3.52%		3.96%		3.16%

Net interest rate spread (tax equivalent) (1)	1.53%		1.48%		1.49%		1.71%		1.67%		1.50%		1.72%
Net interest margin (tax equivalent) (1)	2.10%		2.05%		2.06%		2.29%		2.22%		2.07%		2.22%
Ratio of interest-earning assets to interest-bearing liabilities	1.16	X	1.17	X	1.17	X	1.19	X	1.18	X	1.17	X	1.19	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						3Q24 vs.	3Q24 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q24	3Q23
(Dollars in thousands)	2024	2024	2024	2023	2023	% Change	% Change
Noninterest bearing	$860,930	$825,327	$815,937	$847,416	$874,420	4.3%	(1.5)%
Interest bearing:
Certificate of deposit accounts	2,875,486	2,435,894	2,529,095	2,311,290	2,321,369	18.0	23.9
Savings accounts	100,279	103,296	105,147	108,605	112,730	(2.9)	(11.0)
Money market accounts	1,659,027	1,710,376	1,717,298	1,726,404	1,551,176	(3.0)	7.0
NOW accounts	2,003,301	1,774,268	2,003,649	1,771,164	1,749,802	12.9	14.5
Total interest-bearing deposits	6,638,093	6,023,834	6,355,189	5,917,463	5,735,077	10.2	15.7
Total due to depositors	7,499,023	6,849,161	7,171,126	6,764,879	6,609,497	9.5	13.5
Mortgagors' escrow deposits	73,372	57,702	82,081	50,382	72,012	27.2	1.9
Total deposits	$7,572,395	$6,906,863	$7,253,207	$6,815,261	$6,681,509	9.6%	13.3%

Loan Composition

						3Q24 vs.	3Q24 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q24	3Q23
(Dollars in thousands)	2024	2024	2024	2023	2023	% Change	% Change
Multifamily residential	$2,638,863	$2,631,751	$2,622,737	$2,658,205	$2,614,219	0.3%	0.9%
Commercial real estate	1,929,093	1,894,509	1,925,312	1,958,252	1,953,243	1.8	(1.2)
One-to-four family ― mixed use property	515,511	518,510	516,198	530,243	537,744	(0.6)	(4.1)
One-to-four family ― residential	252,293	261,716	267,156	220,213	222,874	(3.6)	13.2
Construction	63,674	65,161	60,568	58,673	59,903	(2.3)	6.3
Mortgage loans	5,399,434	5,371,647	5,391,971	5,425,586	5,387,983	0.5	0.2

Small Business Administration	19,368	13,957	16,244	20,205	21,896	38.8	(11.5)
Commercial business and other	1,387,965	1,389,711	1,411,725	1,452,518	1,487,775	(0.1)	(6.7)
Commercial Business loans	1,407,333	1,403,668	1,427,969	1,472,723	1,509,671	0.3	(6.8)

Gross loans	6,806,767	6,775,315	6,819,940	6,898,309	6,897,654	0.5	(1.3)
Net unamortized (premiums) and unearned loan (cost) fees (1)	11,561	1,711	2,003	8,641	(1,580)	575.7	(831.7)
Allowance for credit losses	(40,342)	(41,648)	(40,752)	(40,161)	(39,228)	(3.1)	2.8
Net loans	$6,777,986	$6,735,378	$6,781,191	$6,866,789	$6,856,846	0.6%	(1.2)%

(1)

Includes $3.1 million, $3.4 million, $3.6 million, $3.9 million, and $4.4 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2024	2024	2024	2023	2023	2024	2023
Multifamily residential	$50,528	$27,966	$11,805	$82,995	$75,655	$90,299	$149,720
Commercial real estate	56,713	20,573	10,040	60,092	70,197	87,326	124,290
One-to-four family – mixed use property	5,709	3,980	750	3,319	6,028	10,439	16,778
One-to-four family – residential	1,705	689	52,539	1,454	1,070	54,933	5,429
Construction	5,063	4,594	1,895	8,007	6,971	11,552	26,374
Mortgage loans	119,718	57,802	77,029	155,867	159,921	254,549	322,591

Small Business Administration	5,930	—	—	1,162	—	5,930	1,138
Commercial business and other	91,447	68,162	52,955	87,255	81,549	212,564	250,067
Commercial Business loans	97,377	68,162	52,955	88,417	81,549	218,494	251,205

Total Closings	$217,095	$125,964	$129,984	$244,284	$241,470	$473,043	$573,796

Weighted Average Rate on Loan Closings

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Loan type	2024	2024	2024	2023	2023
Mortgage loans	7.31%	7.58%	6.36%	7.55%	7.22%
Commercial Business loans	7.75	7.94	8.29	7.93	8.00
Total loans	7.51%	7.77%	7.13%	7.69%	7.48%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023	2024	2023
Allowance for credit losses - loans
Beginning balances	$41,648	$40,752	$40,161	$39,228	$38,593	$40,161	$40,442

Net loan charge-off (recoveries):
Multifamily residential	—	(1)	—	(1)	—	(1)	(1)
Commercial real estate	—	—	—	—	—	—	8
One-to-four family – mixed-use property	—	(2)	—	(1)	—	(2)	—
One-to-four family – residential	(58)	(2)	13	9	(6)	(47)	(38)
Small Business Administration	(1)	(91)	(5)	(29)	(48)	(97)	(212)
Commercial business and other	3,095	4	(4)	82	12	3,095	10,995
Total net loan charge-offs (recoveries)	3,036	(92)	4	60	(42)	2,948	10,752

Provision (benefit) for loan losses	1,730	804	595	993	593	3,129	9,538

Ending balance	$40,342	$41,648	$40,752	$40,161	$39,228	$40,342	$39,228

Gross charge-offs	$3,110	$11	$58	$107	$21	$3,179	$11,050
Gross recoveries	74	103	54	47	63	231	298

Allowance for credit losses - loans to gross loans	0.59%	0.61%	0.60%	0.58%	0.57%	0.59%	0.57%
Net loan charge-offs (recoveries) to average loans	0.18	(0.01)	—	—	—	0.06	0.21

Nonperforming Assets

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023
Loans 90 Days or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$—	$1,463	$—
Total Loans 90 Days or more past due and still accruing	—	—	—	1,463	—

Nonaccrual Loans:
Multifamily residential	9,478	13,774	4,669	3,206	3,206
Commercial real estate	6,705	—	—	—	—
One-to-four family - mixed-use property	369	909	911	981	1,075
One-to-four family - residential	1,493	3,633	3,768	5,181	4,161
Small Business Administration	2,445	2,552	2,552	2,552	1,255
Commercial business and other	13,771	13,672	12,929	11,789	7,708
Total Nonaccrual loans	34,261	34,540	24,829	23,709	17,405

Total Nonperforming Loans (NPLs)	34,261	34,540	24,829	25,172	17,405

Other Nonperforming Assets:
Real estate acquired through foreclosure	—	665	665	—	—
Total Other nonperforming assets	—	665	665	—	—

Total Nonaccrual HTM Securities	20,627	20,627	20,760	20,981	20,981

Total Nonperforming Assets	$54,888	$55,832	$46,254	$46,153	$38,386

Nonperforming Assets to Total Assets	0.59%	0.61%	0.53%	0.54%	0.45%
Allowance for Credit Losses to NPLs	117.7%	120.6%	164.1%	159.5%	225.4%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the nine months ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share data)	2024	2024	2024	2023	2023	2024	2023

GAAP income before income taxes	$11,457	$7,136	$4,997	$11,754	$10,752	$23,590	$28,079

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(974)	(57)	834	(906)	1,246	(197)	(1,667)
Life insurance proceeds (Noninterest income (loss))	(1)	—	—	(697)	(23)	(1)	(584)
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	(554)	(177)	187	872	(1,348)	(544)	(1,243)
Net amortization of purchase accounting adjustments and intangibles (Various)	(62)	(85)	(169)	(355)	(237)	(316)	(652)
Miscellaneous expense (Professional services)	10	494	—	526	—	504	—

Core income before taxes	9,876	7,311	5,849	11,194	10,390	23,036	23,933

Provision for core income taxes	2,153	1,855	1,537	3,648	2,819	5,545	6,561

Core net income	$7,723	$5,456	$4,312	$7,546	$7,571	$17,491	$17,372

GAAP diluted earnings per common share	$0.30	$0.18	$0.12	$0.27	$0.26	$0.60	$0.69
Net (gain) loss from fair value adjustments, net of tax	(0.03)	(0.01)	0.02	(0.02)	0.03	(0.01)	(0.04)
Life insurance proceeds	—	—	—	(0.02)	—	—	(0.02)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.01)	—	—	0.02	(0.03)	(0.01)	(0.03)
Net amortization of purchase accounting adjustments, net of tax	—	—	—	(0.01)	(0.01)	(0.01)	(0.02)
Miscellaneous expense, net of tax	—	0.01	—	0.01	—	0.01	—

Core diluted earnings per common share(1)	$0.26	$0.18	$0.14	$0.25	$0.25	$0.59	$0.58

Core net income, as calculated above	$7,723	$5,456	$4,312	$7,546	$7,571	$17,491	$17,372
Average assets	9,203,884	8,830,665	8,707,505	8,569,002	8,505,346	8,915,076	8,478,837
Average equity	672,762	667,557	669,185	669,819	675,041	669,845	676,949
Core return on average assets(2)	0.34%	0.25%	0.20%	0.35%	0.36%	0.26%	0.27%
Core return on average equity(2)	4.59%	3.27%	2.58%	4.51%	4.49%	3.48%	3.42%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023	2024	2023

GAAP Net interest income	$45,603	$42,776	$42,397	$46,085	$44,427	$130,776	$133,067
Net (gain) loss from fair value adjustments on qualifying hedges	(554)	(177)	187	872	(1,348)	(544)	(1,243)
Net amortization of purchase accounting adjustments	(155)	(182)	(271)	(461)	(347)	(608)	(993)
Core Net interest income	$44,894	$42,417	$42,313	$46,496	$42,732	$129,624	$130,831

GAAP Noninterest income	$6,277	$4,216	$3,084	$7,402	$3,309	$13,577	$15,186
Net (gain) loss from fair value adjustments	(974)	(57)	834	(906)	1,246	(197)	(1,667)
Life insurance proceeds	(1)	—	—	(697)	(23)	(1)	(584)
Core Noninterest income	$5,302	$4,159	$3,918	$5,799	$4,532	$13,379	$12,935

GAAP Noninterest expense	$38,696	$39,047	$39,892	$40,735	$36,388	$117,635	$110,654
Net amortization of purchase accounting adjustments	(93)	(97)	(102)	(106)	(110)	(292)	(341)
Miscellaneous expense	(10)	(494)	—	(526)	—	(504)	—
Core Noninterest expense	$38,593	$38,456	$39,790	$40,103	$36,278	$116,839	$110,313

Net interest income	$45,603	$42,776	$42,397	$46,085	$44,427	$130,776	$133,067
Noninterest income	6,277	4,216	3,084	7,402	3,309	13,577	15,186
Noninterest expense	(38,696)	(39,047)	(39,892)	(40,735)	(36,388)	(117,635)	(110,654)
Pre-provision pre-tax net revenue	$13,184	$7,945	$5,589	$12,752	$11,348	$26,718	$37,599

Core:
Net interest income	$44,894	$42,417	$42,313	$46,496	$42,732	$129,624	$130,831
Noninterest income	5,302	4,159	3,918	5,799	4,532	13,379	12,935
Noninterest expense	(38,593)	(38,456)	(39,790)	(40,103)	(36,278)	(116,839)	(110,313)
Pre-provision pre-tax net revenue	$11,603	$8,120	$6,441	$12,192	$10,986	$26,164	$33,453
Efficiency Ratio	77.2%	82.6%	86.1%	76.7%	76.8%	81.8%	76.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023	2024	2023
GAAP net interest income	$45,603	$42,776	$42,397	$46,085	$44,427	$130,776	$133,067
Net (gain) loss from fair value adjustments on qualifying hedges	(554)	(177)	187	872	(1,348)	(544)	(1,243)
Net amortization of purchase accounting adjustments	(155)	(182)	(271)	(461)	(347)	(608)	(993)
Tax equivalent adjustment	100	98	100	101	102	298	303
Core net interest income FTE	$44,994	$42,515	$42,413	$46,597	$42,834	$129,922	$131,134
Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and customer swap terminations fees	(1,647)	(369)	(928)	(3,416)	(857)	(2,944)	(1,852)
Net interest income FTE excluding episodic items	$43,347	$42,146	$41,485	$43,181	$41,977	$126,978	$129,282

Total average interest-earning assets (1)	$8,712,443	$8,358,006	$8,238,395	$8,080,550	$8,027,201	$8,437,288	$8,010,154
Core net interest margin FTE	2.07%	2.03%	2.06%	2.31%	2.13%	2.05%	2.18%
Net interest margin FTE excluding episodic items	1.99%	2.02%	2.01%	2.14%	2.09%	2.01%	2.15%

GAAP interest income on total loans, net	$95,780	$92,728	$92,959	$95,616	$91,466	$281,467	$259,732
Net (gain) loss from fair value adjustments on qualifying hedges - loans	(364)	(137)	123	978	(1,379)	(378)	(1,323)
Net amortization of purchase accounting adjustments	(168)	(198)	(295)	(484)	(358)	(661)	(1,019)
Core interest income on total loans, net	$95,248	$92,393	$92,787	$96,110	$89,729	$280,428	$257,390

Average total loans, net (1)	$6,740,579	$6,751,715	$6,807,944	$6,872,115	$6,817,642	$6,766,650	$6,842,712
Core yield on total loans	5.65%	5.47%	5.45%	5.59%	5.26%	5.53%	5.02%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2024	2024	2024	2023	2023
Total Equity	$666,891	$665,322	$669,827	$669,837	$666,521
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,220)	(1,322)	(1,428)	(1,537)	(1,651)
Tangible Stockholders' Common Equity	$648,035	$646,364	$650,763	$650,664	$647,234

Total Assets	$9,280,886	$9,097,240	$8,807,325	$8,537,236	$8,579,375
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,220)	(1,322)	(1,428)	(1,537)	(1,651)
Tangible Assets	$9,262,030	$9,078,282	$8,788,261	$8,518,063	$8,560,088

Tangible Stockholders' Common Equity to Tangible Assets	7.00%	7.12%	7.40%	7.64%	7.56%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019